UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07657

Oppenheimer Developing Markets Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 2/28/2017

Item 1. Reports to Stockholders.

Semiannual Report 2/28/2017

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer **Developing Markets Fund**

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 2/28/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI Emerging Markets Index
6-Month	3.67%	-2.29%	5.51%
1-Year	22.63	15.57	29.46
5-Year	1.19	0.00	-0.37
10-Year	5.02	4.40	2.86

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2       OPPENHEIMER DEVELOPING MARKETS FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 3.67% during the six-month reporting period ended February 28, 2017. In comparison, the Fund underperformed the MSCI Emerging Markets Index (the “Index”), which returned 5.51%. On a sector basis, the Fund’s underperformance versus the Index stemmed largely from stock selection in the financials and information technology sectors, and an underweight position in materials. The Fund outperformed the Index in the consumer discretionary and industrials sectors due to stock selection, and in telecommunication services, where its lack of exposure benefited. In terms of countries, stock selection in Brazil and India detracted from performance, as did an underweight position in Taiwan. Overweight positions in Hong Kong, France and the United Kingdom contributed positively to the Fund’s performance during this reporting period.

MARKET OVERVIEW

Emerging market (“EM”) equities generally produced positive results in 2016 and were supported by the bottoming of both oil prices and domestic growth conditions across the EM. Another aspect of the EM rally was the global hunt for yield in the absence of any meaningful yield in much of the developed world. The outcome of the U.S. election resulted in a bit of reversal in EM performance as investors considered the implications of a range of potential policy changes. However, performance picked up again in 2017 as the initial negativity around EM immediately after the U.S. election subsided and the EM rally continued to gain steam.

FUND REVIEW

Top contributors to performance this reporting period included Novatek, Glencore plc and Prada S.p.A.

Novatek, a long-term holding in the portfolio, is the largest independent natural gas producer in Russia. Russia was one of the best performing EM in the fourth quarter of 2016. Novatek was able to outpace market performance on the back of a solid third-quarter earnings announcement and confirmation that their very important Yamal

LNG project is on track and on budget. Glencore is a multinational commodity trading and mining company that reported a profitable 2016, due in part to higher raw material prices and cost cutting. Additionally, over the past couple years, Glencore has diversified its commodity portfolio, created production flexibility and it has significantly improved its balance sheet. Prada is a premier luxury goods company specializing in leather goods, handbags, footwear and other apparel. The beginning of 2017 saw the luxury goods sector report stronger fourth

3 OPPENHEIMER DEVELOPING MARKETS FUND

quarter earnings. Prada shares, along with others in the sector, rallied in January.

Detractors from performance this reporting period included Lojas Americanas S.A., Housing Development Finance Corp. Ltd. (“HDFC”) and Fomento Economico Mexicano SAB de CV (“FEMSA”). Lojas Americanas is a Brazilian retailer. It reported disappointing third quarter results that were driven in part by losses at its ecommerce subsidiary. Lojas’ underlying business has been reasonably resilient and the company is taking several steps to improve long-term growth and profitability. HDFC is the largest mortgage lender in India. The Indian housing market is deeply underpenetrated as is the use of mortgages. Expansion in both areas provides HDFC with strong structural growth opportunities. Additionally, it has holdings in other leading financial services businesses, including insurance and asset management companies. The stock was hurt by the government’s announcement on demonetization. The move is meant to tackle corruption and ultimately promote financial inclusion. However, it could have a temporary negative impact on consumption and lending. We believe that any negative impact on HDFC will be short-term and the long-term structural growth story is still a strong one. FEMSA has been a long-term holding in the portfolio. It operates convenience stores in Mexico and is also the largest Coca Cola distributor in Latin America. It experienced declines this reporting period. However, we believe it is an outstanding company that funds growth in fast growing retail business with cash from its stable Coca Cola business. We added to our position at what we viewed as a favorable valuation

STRATEGY & OUTLOOK

We continue to believe that EM should be a core allocation for global investors. EM now represents a meaningful portion of global GDP and is the largest contributor to global growth. Most investors are grossly under-allocated to the asset class and, especially for those who invest through passive vehicles, to the areas of EM that exhibit the most attractive growth characteristics.

Our approach to investing and the positioning of the portfolio remain unchanged. We have exposure to sectors and industries where we see dynamic change and real value being extracted including e-commerce, cloud computing, Internet services, healthcare, travel and education.

We are long-term investors in extraordinary companies that have massive competitive advantages and real options that manifest themselves over many years. While cyclical slowdowns can hurt all companies, extraordinary companies often emerge from difficult periods with even greater competitive advantages. This is because great companies tend to have the cash flow and balance sheet flexibility to invest in their businesses even during tough times. Our long-term, bottom-

4 OPPENHEIMER DEVELOPING MARKETS FUND

up focus allows us to take advantage of dislocations in the market and to buy these companies at compelling valuations.

Justin Leverenz, CFA Portfolio Manager

5 OPPENHEIMER DEVELOPING MARKETS FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Alibaba Group Holding Ltd., Sponsored ADR	5.8%
Tencent Holdings Ltd.	4.9
Taiwan Semiconductor Manufacturing Co. Ltd.	4.9
Housing Development Finance Corp. Ltd.	4.5
Novatek PJSC, Sponsored GDR	3.2
Magnit PJSC	2.9
Infosys Ltd.	2.7
AIA Group Ltd.	2.3
Baidu, Inc., Sponsored ADR	2.1
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	2.0

Portfolio holdings and allocations are subject to change. Percentages are as of February 28, 2017, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS

China	23.0%
India	14.7
Russia	9.2
Brazil	7.2
Hong Kong	5.2
Taiwan	4.9
Mexico	4.2
United States	3.5
Philippines	3.5
France	3.4

Portfolio holdings and allocation are subject to change. Percentages are as of February 28, 2017, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of February 28, 2017, and are based on the total market value of investments.

6 OPPENHEIMER DEVELOPING MARKETS FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 2/28/17

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (ODMAX)	11/18/96	3.67%	22.63%	1.19%	5.02%
Class B (ODVBX)	11/18/96	3.26	21.70	0.39	4.51
Class C (ODVCX)	11/18/96	3.28	21.70	0.46	4.27
Class I (ODVIX)	12/29/11	3.90	23.17	1.66	4.48*
Class R (ODVNX)	3/1/01	3.56	22.33	0.91	4.68
Class Y (ODVYX)	9/7/05	3.78	22.93	1.48	5.33

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 2/28/17

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (ODMAX)	11/18/96	-2.29%	15.57%	0.00%	4.40%
Class B (ODVBX)	11/18/96	-1.74	16.70	0.00	4.51
Class C (ODVCX)	11/18/96	2.28	20.70	0.46	4.27
Class I (ODVIX)	12/29/11	3.90	23.17	1.66	4.48*
Class R (ODVNX)	3/1/01	3.56	22.33	0.91	4.68
Class Y (ODVYX)	9/7/05	3.78	22.93	1.48	5.33

*Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the MSCI Emerging Markets Index, which is designed to measure equity market performance of emerging markets. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the

7 OPPENHEIMER DEVELOPING MARKETS FUND

Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8 OPPENHEIMER DEVELOPING MARKETS FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended February 28, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended February 28, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9 OPPENHEIMER DEVELOPING MARKETS FUND

Actual	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During 6 Months Ended February 28, 2017
Class A	$ 1,000.00	$ 1,036.70	$ 6.64
Class B	1,000.00	1,032.60	10.48
Class C	1,000.00	1,032.80	10.49
Class I	1,000.00	1,039.00	4.46
Class R	1,000.00	1,035.60	7.95
Class Y	1,000.00	1,037.80	5.42

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.30	6.58
Class B	1,000.00	1,014.53	10.39
Class C	1,000.00	1,014.53	10.39
Class I	1,000.00	1,020.43	4.42
Class R	1,000.00	1,017.01	7.88
Class Y	1,000.00	1,019.49	5.37

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended February 28, 2017 are as follows:

Class	Expense Ratios
Class A	1.31%
Class B	2.07
Class C	2.07
Class I	0.88
Class R	1.57
Class Y	1.07

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10 OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS February 28, 2017 Unaudited

	Shares	Value
Common Stocks—93.8%
Consumer Discretionary—16.0%
Automobiles—0.8%
Astra International Tbk PT	381,139,800	$233,771,503

Diversified Consumer Services—2.5%
Estacio Participacoes SA1	44,577,150	214,507,696
Kroton Educacional SA	42,115,336	184,832,797
New Oriental Education & Technology Group, Inc., Sponsored ADR[1,2]	7,424,382	359,414,333
		758,754,826

Hotels, Restaurants & Leisure—3.6%
China Lodging Group Ltd., Sponsored ADR[1,2]	4,961,865	287,639,314
Genting Bhd[1]	184,933,000	385,153,420
Genting Malaysia Bhd	132,779,700	156,870,513
Jollibee Foods Corp.	42,919,773	172,276,067
Melco Crown Entertainment Ltd., ADR	6,353,712	104,010,265
		1,105,949,579

Internet & Catalog Retail—1.9%
Ctrip.com International Ltd., ADR[1,2]	12,248,623	581,074,675

Media—1.6%
Zee Entertainment Enterprises Ltd.[1]	65,978,899	502,791,040

Specialty Retail—0.3%
Fast Retailing Co. Ltd.	286,530	90,617,476

Textiles, Apparel & Luxury Goods—5.3%
Kering	1,944,331	473,637,414
LVMH Moet Hennessy Louis Vuitton SE	2,674,559	537,147,711
NIKE, Inc., Cl. B	2,814,330	160,867,103
Prada SpA[1]	115,885,610	442,095,907
		1,613,748,135

	Shares	Value
Consumer Staples—12.3%
Beverages—5.5%
Ambev SA, ADR	51,883,130	$295,215,010
Anadolu Efes Biracilik Ve Malt Sanayii AS	28,384,566	154,405,160
Fomento Economico Mexicano SAB de CV3	38,865,095	313,025,392
Fomento Economico Mexicano SAB de CV, Sponsored ADR[3]	2,220,866	178,868,548
Kweichow Moutai Co. Ltd., Cl. A3	1,605,502	83,057,472
Kweichow Moutai Co. Ltd., Cl. A3,4	6,690,000	345,380,957
Nigerian Breweries plc	208,752,326	85,598,690
Wuliangye Yibin Co. Ltd., Cl. A4	35,349,791	203,541,423
		1,659,092,652

Food & Staples Retailing—4.4%
BIM Birlesik Magazalar AS	9,767,700	140,651,925
CP ALL PCL	80,094,600	137,575,150
Magnit PJSC[1]	5,743,699	897,508,418
Shoprite Holdings Ltd.	11,493,316	165,788,737
		1,341,524,230

Food Products—1.0%
Tingyi Cayman Islands Holding Corp.	85,683,000	96,010,103
Vietnam Dairy Products JSC	341,900	1,973,548
Want Want China Holdings Ltd.	316,727,000	203,824,590
		301,808,241

Household Products—0.4%
Kimberly-Clark de Mexico SAB de CV, Cl. A	66,120,857	124,662,572

Personal Products—1.0%
LG Household & Health Care Ltd.	391,966	304,390,458

11 OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Energy—3.2%
Oil, Gas & Consumable Fuels—3.2%
Novatek PJSC, Sponsored GDR	7,626,383	$986,298,134

Financials—23.6%
Commercial Banks—8.5%
3SBio, Inc.[2,5]	31,311,000	38,103,614
Bank Mandiri Persero Tbk PT	270,593,000	228,998,319
Bank of the Philippine Islands	8,904,080	16,664,281
Bank Pekao SA	12,094,984	415,873,354
BDO Unibank, Inc.	16,600,259	38,166,530
Commercial International Bank Egypt SAE	36,688,828	166,396,806
Credicorp Ltd.	489,910	80,648,984
Grupo Aval Acciones y Valores SA, ADR	31,858,910	249,136,676
Grupo Financiero Banorte SAB de CV	47,418,022	235,656,347
Grupo Financiero Inbursa SAB de CV	178,566,256	254,897,854
Kotak Mahindra Bank Ltd.	27,179,627	326,678,636
Sberbank of Russia PJSC, Sponsored ADR	44,175,417	481,116,631
Zenith Bank plc	1,295,380,781	60,412,405
		2,592,750,437

Consumer Finance—0.2%
Cholamandalam Investment & Finance Co. Ltd.	4,871,449	71,105,781

Diversified Financial Services—3.9%
Ayala Corp.	422,470	6,624,561
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros[1]	97,663,248	596,371,881
Grupo de Inversiones Suramericana SA	17,161,158	214,367,969
Hong Kong Exchanges & Clearing Ltd.	8,128,537	201,675,593

	Shares	Value
Diversified Financial Services (Continued)
Moscow Exchange (The)	81,270,801	$171,824,841
		1,190,864,845

Insurance—4.0%
AIA Group Ltd.	111,489,000	703,631,984
Old Mutual plc	128,329,230	343,211,724
Sul America SA1	27,777,833	173,370,956
		1,220,214,664

Real Estate Management & Development—2.5%
Ayala Land, Inc.	222,806,600	156,531,636
Emaar Properties PJSC	58,249,745	118,164,901
Hang Lung Group Ltd.	22,359,000	92,810,582
SM Prime Holdings, Inc.	494,400,572	289,191,913
SOHO China Ltd.	176,032,797	91,089,631
		747,788,663

Thrifts & Mortgage Finance—4.5%
Housing Development Finance Corp. Ltd.	67,269,951	1,379,411,352

Health Care—5.4%
Biotechnology—0.2%
Biocon Ltd.	4,382,761	73,749,847

Health Care Providers & Services—2.3%
Apollo Hospitals Enterprise Ltd.[1]	11,784,285	229,724,209
Mediclinic International plc	9,322,246	85,738,847
Sinopharm Group Co. Ltd., Cl. H1	79,833,600	368,675,481
		684,138,537

Life Sciences Tools & Services—0.4%
Samsung Biologics Co. Ltd.[2]	811,187	117,943,608

Pharmaceuticals—2.5%
Celltrion, Inc.[2]	403,699	36,193,778
Dr. Reddy’s Laboratories Ltd.	5,511,836	235,454,923
Glenmark Pharmaceuticals Ltd.	11,181,285	154,571,322
Hikma Pharmaceuticals plc	2,594,116	69,132,003

12 OPPENHEIMER DEVELOPING MARKETS FUND

	Shares	Value
Pharmaceuticals (Continued)
Jiangsu Hengrui Medicine Co. Ltd., Cl. A3,4	2,895,507	$21,241,728
Jiangsu Hengrui Medicine Co. Ltd., Cl. A3	34,051,135	250,318,188
		766,911,942

Industrials—5.7%
Aerospace & Defense—0.8%
Embraer SA, Sponsored ADR[1]	10,707,591	247,238,276

Industrial Conglomerates—2.7%
Jardine Strategic Holdings Ltd.	12,915,343	481,509,133
SM Investments Corp.	26,481,047	348,509,077
		830,018,210

Transportation Infrastructure—2.2%
DP World Ltd.	23,120,598	489,463,059
Grupo Aeroportuario del Sureste SAB de CV, Cl. B	10,834,018	171,287,650
		660,750,709

Information Technology—24.2%
Electronic Equipment, Instruments, & Components—1.3%
Murata Manufacturing Co. Ltd.	2,713,900	390,105,239

Internet Software & Services—14.2%
Alibaba Group Holding Ltd., Sponsored ADR[2]	17,035,480	1,752,950,892
Baidu, Inc., Sponsored ADR[2]	3,669,364	638,946,353
MercadoLibre, Inc.	214,430	45,216,854
NAVER Corp.	574,712	394,184,470
Tencent Holdings Ltd.	56,541,510	1,502,129,496
		4,333,428,065

IT Services—3.8%
Infosys Ltd.	54,293,808	823,986,529
Tata Consultancy Services Ltd.	9,472,685	349,765,106
		1,173,751,635

	Shares	Value
Semiconductors & Semiconductor Equipment—4.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	242,282,429	$1,480,836,578

Materials—3.4%
Construction Materials—1.4%
Indocement Tunggal Prakarsa Tbk PT	118,935,079	135,270,503
Semen Indonesia Persero Tbk PT	69,717,500	50,257,530
UltraTech Cement Ltd.	3,992,977	225,811,689
		411,339,722

Metals & Mining—2.0%
Alrosa PJSC	145,357,682	228,893,870
Glencore plc[2]	94,891,049	379,606,483
		608,500,353
Total Common Stocks (Cost $21,947,947,878)		28,585,331,984

Preferred Stocks—1.9%
Lojas Americanas SA, Preference[1]	86,535,700	455,657,525
Xiaoju Kuaizhi, Inc., Series A, Preference[2,6]	2,615,945	99,999,991
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.[1]	189,591,305	28,302,829
Total Preferred Stocks (Cost $361,498,031)		583,960,345
	Units
Rights, Warrants and Certificates—0.1%
Genting Bhd Wts., Strike Price 7.96MYR, Exp. 12/18/18[1,2] (Cost $13,877,172)	22,088,988	7,661,496

13 OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Investment Company—2.9%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.50%[1,7] (Cost $887,647,596)	887,647,597	$887,647,597

Total Investments, at Value (Cost $23,210,970,677)	98.7%	30,064,601,422
Net Other Assets (Liabilities)	1.3	407,108,118
Net Assets	100.0%	$30,471,709,540

Footnotes to Consolidated Statement of Investments

Strike price reported in U.S. Dollars, except for those denoted in the following currency:

      MYR    Malaysian Ringgit

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares August 31, 2016	Gross Additions	Gross Reductions	Shares February 28, 2017
Almacenes Exito SA, GDR	11,250,373	—	11,250,373	—
Apollo Hospitals Enterprise Ltd.	11,490,888	328,872	35,475	11,784,285
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	77,299,748	20,363,500	—	97,663,248
China Lodging Group Ltd., Sponsored ADR	4,698,926	262,939	—	4,961,865
Ctrip.com International Ltd., ADR[a]	13,523,404	162,480	1,437,261	12,248,623
Embraer SA, Sponsored ADR	11,496,634	330,080	1,119,123	10,707,591
Estacio Participacoes SA	43,333,450	1,243,700	—	44,577,150
Genting Bhd[a]	213,715,100	—	28,782,100	184,933,000
Genting Bhd Wts., Strike Price 7.96MYR, Exp. 12/18/18[a]	36,522,500	—	14,433,512	22,088,988
Lojas Americanas SA, Preference	116,980,600	2,959,400	33,404,300	86,535,700
Magnit PJSC	5,704,592	160,153	121,046	5,743,699
New Oriental Education & Technology Group, Inc., Sponsored ADR[a]	9,075,229	207,210	1,858,057	7,424,382
Oppenheimer Institutional Government Money Market Fund, Cl. Eb	1,385,672,153	2,384,501,149	2,882,525,705	887,647,597
Prada SpA[a]	128,488,610	—	12,603,000	115,885,610
Sinopharm Group Co. Ltd., Cl. H	97,974,400	2,228,000	20,368,800	79,833,600
Sul America SA	27,002,833	775,000	—	27,777,833
Zee Entertainment Enterprises Ltd.	66,949,262	1,841,313	2,811,676	65,978,899

14 OPPENHEIMER DEVELOPING MARKETS FUND

Footnotes to Consolidated Statement of Investments (Continued)

	Shares August 31, 2016	Gross Additions	Gross Reductions	Shares February 28, 2017
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	189,591,305	—	—	189,591,305

		Value	Income	Realized Gain (Loss)
Almacenes Exito SA, GDR		$—	$—	$(65,949,645)
Apollo Hospitals Enterprise Ltd.		229,724,209	—	154,681
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros		596,371,881	6,336,696	—
China Lodging Group Ltd., Sponsored ADR		287,639,314	—	—
Ctrip.com International Ltd., ADR		—[c]	—	10,867,157
Embraer SA, Sponsored ADR		247,238,276	245,545	(9,063,586)
Estacio Participacoes SA		214,507,696	17,198,216	—
Genting Bhd		—[c]	—	(47,193,910)
Genting Bhd Wts., Strike Price 7.96MYR, Exp. 12/18/18		—[c]	—	(4,249,432)
Lojas Americanas SA, Preference		455,657,525	1,433,582	17,001,977
Magnit PJSC		897,508,418	17,663,435	(10,004,153)
New Oriental Education & Technology Group, Inc., Sponsored ADR		—[c]	—	50,579,206
Oppenheimer Institutional Government Money Market Fund, Cl. Eb		887,647,597	2,312,517	—
Prada SpA		—[c]	—	(71,152,924)
Sinopharm Group Co. Ltd., Cl. H		368,675,481	—	30,948,010
Sul America SA		173,370,956	2,050,070	—
Zee Entertainment Enterprises Ltd.		502,791,040	—	10,925,088
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.		28,302,829	—	—

Total		$4,889,435,222	$47,240,061	$(87,137,531)

a. No longer an affiliate at period end.

b. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

c. The security is no longer an affiliate. Therefore, the value has been excluded from this table.

2. Non-income producing security.

3. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

4. All or portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $38,103,614 or 0.13% of the Fund’s net assets at period end.

6. Restricted security. The aggregate value of restricted securities at period end was $99,999,991, which represents 0.33% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Xiaoju Kuaizhi, Inc., Series A, Preference	4/22/16	$99,999,991	$99,999,991	$—

7. Rate shown is the 7-day yield at period end.

15 OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
China	$6,923,398,242	23.0%
India	4,401,353,263	14.7
Russia	2,765,641,894	9.2
Brazil	2,167,194,142	7.2
Hong Kong	1,583,637,558	5.2
Taiwan	1,480,836,578	4.9
Mexico	1,278,398,362	4.2
United States	1,048,514,699	3.5
Philippines	1,027,964,064	3.5
France	1,010,785,125	3.4
South Korea	852,712,313	2.8
Indonesia	648,297,854	2.2
United Arab Emirates	607,627,961	2.0
Malaysia	549,685,429	1.8
Japan	480,722,715	1.6
Colombia	463,504,645	1.5
Italy	442,095,907	1.5
Poland	415,873,354	1.4
Switzerland	379,606,483	1.3
United Kingdom	343,211,725	1.1
Turkey	295,057,084	1.0
South Africa	251,527,584	0.8
Egypt	166,396,806	0.6
Nigeria	146,011,096	0.5
Thailand	137,575,150	0.5
Peru	80,648,984	0.3
Jordan	69,132,003	0.2
Argentina	45,216,854	0.1
Vietnam	1,973,548	0.0

Total	$30,064,601,422	100.0%

See accompanying Notes to Consolidated Financial Statements.

16 OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES February 28, 2017 Unaudited

Assets
Investments, at value—see accompanying Consolidated statement of investments:
Unaffiliated companies (cost $19,596,186,035)	$25,175,166,200
Affiliated companies (cost $3,614,784,642)	4,889,435,222

30,064,601,422
Cash	72,232,929
Cash—foreign currencies (cost $314,874,697)	314,035,968
Receivables and other assets:
Investments sold	181,618,617
Shares of beneficial interest sold	49,171,928
Dividends	13,558,164
Other	1,435,177

Total assets	30,696,654,205

Liabilities
Payables and other liabilities:
Investments purchased	154,674,915
Shares of beneficial interest redeemed	48,813,737
Foreign capital gains tax	14,548,733
Trustees’ compensation	1,712,895
Distribution and service plan fees	1,493,613
Shareholder communications	56,492
Other	3,644,280

Total liabilities	224,944,665

Net Assets	$30,471,709,540

Composition of Net Assets
Paid-in capital	$27,694,218,644
Accumulated net investment loss	(82,645,865)
Accumulated net realized loss on investments and foreign currency transactions	(3,977,675,459)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	6,837,812,220

Net Assets	$30,471,709,540

17 OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $6,103,589,121 and 176,386,834 shares of beneficial interest outstanding)	$34.60
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$36.71

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $28,558,012 and 858,543 shares of beneficial interest outstanding)	$33.26

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $929,607,745 and 28,629,752 shares of beneficial interest outstanding)	$32.47

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $9,031,056,770 and 264,608,492 shares of beneficial interest outstanding)	$34.13

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $604,962,415 and 18,184,678 shares of beneficial interest outstanding)	$33.27

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $13,773,935,477 and 403,550,210 shares of beneficial interest outstanding)	$34.13

See accompanying Notes to Consolidated Financial Statements.

18 OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Six Months Ended February 28, 2017 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $4,004,083)	$93,881,059
Affiliated companies (net of foreign withholding taxes of $3,738,937)	47,240,061

Interest	102,157

Total investment income	141,223,277

Expenses
Management fees	114,788,046

Distribution and service plan fees:
Class A	7,669,475
Class B	183,113
Class C	4,868,688
Class R	1,513,683

Transfer and shareholder servicing agent fees:
Class A	6,823,797
Class B	40,313
Class C	1,071,426
Class I	1,234,734
Class R	666,145
Class Y	14,654,075

Shareholder communications:
Class A	35,510
Class B	668
Class C	6,602
Class I	19,534
Class R	817
Class Y	48,118

Custodian fees and expenses	7,008,919

Borrowing fees	262,262

Trustees’ compensation	239,452

Other	1,769,351

Total expenses	162,904,728
Less reduction to custodian expenses	(17,164)
Less waivers and reimbursements of expenses	(644,858)

Net expenses	162,242,706

Net Investment Loss	(21,019,429)

19 OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED STATEMENT OF

OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies (net of foreign capital gains tax of $6,595,658)	$268,425,400
Affiliated companies	(87,137,531)
Foreign currency transactions	(7,018,163)

Net realized gain	174,269,706

Net change in unrealized appreciation/depreciation on:
Investment transactions (net of foreign capital gains tax of $(7,297,236))	927,678,894
Translation of assets and liabilities denominated in foreign currencies	19,621,751

Net change in unrealized appreciation/depreciation	947,300,645

Net Increase in Net Assets Resulting from Operations	$1,100,550,922

See accompanying Notes to Consolidated Financial Statements.

20 OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016

Operations
Net investment income (loss)	$(21,019,429)	$164,295,532

Net realized gain (loss)	174,269,706	(2,297,352,359)

Net change in unrealized appreciation/depreciation	947,300,645	5,402,609,537

Net increase in net assets resulting from operations	1,100,550,922	3,269,552,710

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(13,598,081)	(30,948,850)
Class B	—	—
Class C	—	—
Class I	(56,814,950)	(61,114,102)
Class R	(48,384)	(1,250,429)
Class Y	(67,374,668)	(106,151,369)

	(137,836,083)	(199,464,750)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(677,003,721)	(1,808,196,452)
Class B	(21,452,972)	(39,774,432)
Class C	(147,086,133)	(370,988,395)
Class I	895,700,707	841,363,520
Class R	(50,183,148)	(91,315,455)
Class Y	(208,762,944)	(3,174,286,776)

	(208,788,211)	(4,643,197,990)

Net Assets
Total increase (decrease)	753,926,628	(1,573,110,030)

Beginning of period	29,717,782,912	31,290,892,942

End of period (including accumulated net investment income (loss) of $(82,645,865) and $76,209,647, respectively)	$30,471,709,540	$29,717,782,912

See accompanying Notes to Consolidated Financial Statements.

21 OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$33.45	$30.06	$41.30	$33.94	$32.25	$33.15

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.06)	0.12	0.17	0.14	0.09	0.19
Net realized and unrealized gain (loss)	1.28	3.40	(10.71)	7.44	1.74	(0.53)

Total from investment operations	1.22	3.52	(10.54)	7.58	1.83	(0.34)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.13)	(0.10)	(0.04)	(0.14)	(0.56)
Distributions from net realized gain	0.00	0.00	(0.60)	(0.18)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.07)	(0.13)	(0.70)	(0.22)	(0.14)	(0.56)

Net asset value, end of period	$34.60	$33.45	$30.06	$41.30	$33.94	$32.25

Total Return, at Net Asset Value[3]	3.67%	11.74%	(25.84)%	22.38%	5.67%	(0.89)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,103,589	$6,574,857	$7,679,026	$12,573,313	$12,371,560	$10,784,891

Average net assets (in thousands)	$6,244,300	$6,903,922	$10,303,699	$13,256,077	$12,394,351	$10,327,349

Ratios to average net assets:[4]
Net investment income (loss)	(0.34)%	0.38%	0.47%	0.36%	0.27%	0.61%
Expenses excluding specific expenses listed below	1.31%	1.32%	1.31%	1.32%	1.36%	1.36%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.31%	1.32%	1.31%	1.32%	1.36%	1.36%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.31%[7]	1.32%[7]	1.30%	1.31%	1.35%	1.36%[7]

Portfolio turnover rate	16%	18%	36%	26%	29%	20%

22 OPPENHEIMER DEVELOPING MARKETS FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2017	1.31%
Year Ended August 31, 2016	1.32%
Year Ended August 31, 2015	1.31%
Year Ended August 29, 2014	1.33%
Year Ended August 30, 2013	1.37%
Year Ended August 31, 2012	1.36%

7. Waiver was less than 0.005%.

See accompanying Notes to Consolidated Financial Statements.

23 OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$32.21	$29.04	$40.11	$33.19	$31.68	$32.48

Income (loss) from investment operations:
Net investment loss[2]	(0.17)	(0.13)	(0.11)	(0.16)	(0.22)	(0.09)
Net realized and unrealized gain (loss)	1.22	3.30	(10.36)	7.26	1.73	(0.49)

Total from investment operations	1.05	3.17	(10.47)	7.10	1.51	(0.58)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	(0.22)
Distributions from net realized gain	0.00	0.00	(0.60)	(0.18)	0.00	0.00

Total dividends and/or distributions to shareholders	0.00	0.00	(0.60)	(0.18)	0.00	(0.22)

Net asset value, end of period	$33.26	$32.21	$29.04	$40.11	$33.19	$31.68

Total Return, at Net Asset Value[3]	3.26%	10.92%	(26.40)%	21.44%	4.77%	(1.73)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,558	$49,045	$83,559	$153,828	$155,638	$179,874

Average net assets (in thousands)	$36,729	$61,716	$120,812	$156,760	$177,608	$189,982

Ratios to average net assets:[4]
Net investment loss	(1.08)%	(0.43)%	(0.30)%	(0.43)%	(0.64)%	(0.28)%
Expenses excluding specific expenses listed below	2.07%	2.08%	2.06%	2.09%	2.23%	2.24%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	2.07%	2.08%	2.06%	2.09%	2.23%	2.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.07%[7]	2.08%[7]	2.05%	2.08%	2.22%	2.22%

Portfolio turnover rate	16%	18%	36%	26%	29%	20%

24 OPPENHEIMER DEVELOPING MARKETS FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2017	2.07%
Year Ended August 31, 2016	2.08%
Year Ended August 31, 2015	2.06%
Year Ended August 29, 2014	2.10%
Year Ended August 30, 2013	2.24%
Year Ended August 31, 2012	2.24%

7. Waiver was less than 0.005%.

See accompanying Notes to Consolidated Financial Statements.

25 OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$31.44	$28.35	$39.17	$32.40	$30.87	$31.74

Income (loss) from investment operations:
Net investment loss[2]	(0.17)	(0.11)	(0.10)	(0.13)	(0.15)	(0.02)
Net realized and unrealized gain (loss)	1.20	3.20	(10.12)	7.08	1.68	(0.51)

Total from investment operations	1.03	3.09	(10.22)	6.95	1.53	(0.53)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	(0.34)
Distributions from net realized gain	0.00	0.00	(0.60)	(0.18)	0.00	0.00

Total dividends and/or distributions to shareholders	0.00	0.00	(0.60)	(0.18)	0.00	(0.34)

Net asset value, end of period	$32.47	$31.44	$28.35	$39.17	$32.40	$30.87

Total Return, at Net Asset Value[3]	3.28%	10.90%	(26.39)%	21.50%	4.96%	(1.57)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$929,608	$1,046,894	$1,311,171	$2,190,364	$2,112,136	$2,024,406

Average net assets (in thousands)	$980,591	$1,114,383	$1,785,113	$2,180,118	$2,231,136	$1,974,630

Ratios to average net assets:[4]
Net investment loss	(1.10)%	(0.39)%	(0.29)%	(0.37)%	(0.44)%	(0.08)%
Expenses excluding specific expenses listed below	2.07%	2.07%	2.06%	2.04%	2.06%	2.05%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	2.07%	2.07%	2.06%	2.04%	2.06%	2.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.07%[7]	2.07%[7]	2.05%	2.03%	2.05%	2.05%[7]

Portfolio turnover rate	16%	18%	36%	26%	29%	20%

26 OPPENHEIMER DEVELOPING MARKETS FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2017	2.07%
Year Ended August 31, 2016	2.07%
Year Ended August 31, 2015	2.06%
Year Ended August 29, 2014	2.05%
Year Ended August 30, 2013	2.07%
Year Ended August 31, 2012	2.05%

7. Waiver was less than 0.005%.

See accompanying Notes to Consolidated Financial Statements.

27 OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Period Ended August 31, 2012[2]

Per Share Operating Data
Net asset value, beginning of period	$33.09	$29.77	$40.94	$33.65	$31.97	$28.91

Income (loss) from investment operations:
Net investment income[3]	0.01	0.26	0.34	0.33	0.30	0.30
Net realized and unrealized gain (loss)	1.26	3.36	(10.61)	7.35	1.68	2.76

Total from investment operations	1.27	3.62	(10.27)	7.68	1.98	3.06

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.30)	(0.30)	(0.21)	(0.30)	0.00
Distributions from net realized gain	0.00	0.00	(0.60)	(0.18)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.23)	(0.30)	(0.90)	(0.39)	(0.30)	0.00

Net asset value, end of period	$34.13	$33.09	$29.77	$40.94	$33.65	$31.97

Total Return, at Net Asset Value[4]	3.90%	12.22%	(25.50)%	22.95%	6.19%	10.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,031,057	$7,861,500	$6,201,064	$7,445,448	$2,353,100	$597,537

Average net assets (in thousands)	$8,305,313	$6,593,711	$6,961,648	$3,901,775	$1,440,608	$156,814

Ratios to average net assets:[5]
Net investment income	0.09%	0.87%	0.95%	0.87%	0.87%	1.46%
Expenses excluding specific expenses listed below	0.88%	0.88%	0.87%	0.86%	0.88%	0.88%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	0.88%	0.88%	0.87%	0.86%	0.88%	0.88%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.88%[8]	0.88%[8]	0.86%	0.85%	0.87%	0.88%[8]

Portfolio turnover rate	16%	18%	36%	26%	29%	20%

28 OPPENHEIMER DEVELOPING MARKETS FUND

1. Represents the last business day of the Fund’s reporting period.

2. For the period from December 29, 2011 (inception of offering) to August 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2017	0.88%
Year Ended August 31, 2016	0.88%
Year Ended August 31, 2015	0.87%
Year Ended August 29, 2014	0.87%
Year Ended August 30, 2013	0.89%
Period Ended August 31, 2012	0.88%

8. Waiver was less than 0.005%.

See accompanying Notes to Consolidated Financial Statements.

29 OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$32.13	$28.88	$39.74	$32.72	$31.11	$32.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.10)	0.04	0.08	0.04	(0.03)	0.09
Net realized and unrealized gain (loss)	1.24	3.27	(10.30)	7.16	1.69	(0.52)

Total from investment operations	1.14	3.31	(10.22)	7.20	1.66	(0.43)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.00)[3]	(0.06)	(0.04)	0.00	(0.05)	(0.46)
Distributions from net realized gain	0.00	0.00	(0.60)	(0.18)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.00)	(0.06)	(0.64)	(0.18)	(0.05)	(0.46)

Net asset value, end of period	$33.27	$32.13	$28.88	$39.74	$32.72	$31.11

Total Return, at Net Asset Value[4]	3.56%	11.47%	(26.03)%	22.05%	5.33%	(1.24)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$604,962	$634,007	$657,581	$972,479	$856,074	$753,301

Average net assets (in thousands)	$609,967	$627,034	$832,613	$922,384	$869,931	$648,741

Ratios to average net assets:[5]
Net investment income (loss)	(0.60)%	0.14%	0.23%	0.10%	(0.09)%	0.31%
Expenses excluding specific expenses listed below	1.57%	1.57%	1.56%	1.64%	1.84%	1.87%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	1.57%	1.57%	1.56%	1.64%	1.84%	1.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.57%[8]	1.57%[8]	1.55%	1.58%	1.70%	1.70%

Portfolio turnover rate	16%	18%	36%	26%	29%	20%

30 OPPENHEIMER DEVELOPING MARKETS FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2017	1.57%
Year Ended August 31, 2016	1.57%
Year Ended August 31, 2015	1.56%
Year Ended August 29, 2014	1.65%
Year Ended August 30, 2013	1.85%
Year Ended August 31, 2012	1.87%

8. Waiver was less than 0.005%.

See accompanying Notes to Consolidated Financial Statements.

31 OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$33.06	$29.73	$40.88	$33.62	$31.94	$32.85

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.02)	0.19	0.26	0.25	0.22	0.31
Net realized and unrealized gain (loss)	1.26	3.36	(10.59)	7.35	1.71	(0.54)

Total from investment operations	1.24	3.55	(10.33)	7.60	1.93	(0.23)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.22)	(0.22)	(0.16)	(0.25)	(0.68)
Distributions from net realized gain	0.00	0.00	(0.60)	(0.18)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.17)	(0.22)	(0.82)	(0.34)	(0.25)	(0.68)

Net asset value, end of period	$34.13	$33.06	$29.73	$40.88	$33.62	$31.94

Total Return, at Net Asset Value[3]	3.78%	12.04%	(25.66)%	22.72%	6.04%	(0.55)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,773,936	$13,551,480	$15,358,492	$21,476,284	$15,733,385	$11,222,422

Average net assets (in thousands)	$13,424,314	$13,507,017	$19,567,341	$19,215,510	$14,400,407	$9,679,262

Ratios to average net assets:[4]
Net investment income (loss)	(0.10)%	0.62%	0.74%	0.67%	0.64%	0.99%
Expenses excluding specific expenses listed below	1.07%	1.07%	1.06%	1.04%	1.02%	1.03%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.07%	1.07%	1.06%	1.04%	1.02%	1.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.07%[7]	1.07%[7]	1.05%	1.03%	1.01%	1.03%[7]

Portfolio turnover rate	16%	18%	36%	26%	29%	20%

32 OPPENHEIMER DEVELOPING MARKETS FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2017	1.07%
Year Ended August 31, 2016	1.07%
Year Ended August 31, 2015	1.06%
Year Ended August 29, 2014	1.05%
Year Ended August 30, 2013	1.03%
Year Ended August 31, 2012	1.03%

7. Waiver was less than 0.005%.

See accompanying Notes to Consolidated Financial Statements.

33 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS February 28, 2017 Unaudited

1. Organization

Oppenheimer Developing Markets Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a private vehicle, OFI Global China Fund, LLC, which is wholly-owned and controlled by the Fund (the “Subsidiary”) organized under laws of Delaware. The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 10% of its total net assets in the Subsidiary. The Subsidiary invests significantly in class A-shares of Chinese companies (“China A Shares”). The Subsidiary is subject to the

34 OPPENHEIMER DEVELOPING MARKETS FUND

2. Significant Accounting Policies (Continued)

same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 44,604,357 shares with net assets of $790,626,115 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$570,164,108
Net assets	$790,626,115
Net loss	$(389,331)
Net realized gain	$37,661,810
Net change in unrealized appreciation/(depreciation)	$21,249,360

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to

35 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate increased to 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state

36 OPPENHEIMER DEVELOPING MARKETS FUND

2. Significant Accounting Policies (Continued)

jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended August 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

During the fiscal year ended August 31, 2016, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended August 31, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
No expiration	$4,134,722,913

At period end, it is estimated that the capital loss carryforwards would be $3,960,453,207, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $174,269,706 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net

37 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$23,260,949,772
Federal tax cost of other investments	314,874,695

Total federal tax cost	$23,575,824,467

Gross unrealized appreciation	$9,634,739,365
Gross unrealized depreciation	(2,846,906,240)

Net unrealized appreciation	$6,787,833,125

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value

38 OPPENHEIMER DEVELOPING MARKETS FUND

3. Securities Valuation (Continued)

of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

39 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based

40 OPPENHEIMER DEVELOPING MARKETS FUND

3. Securities Valuation (Continued)

on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$1,493,005,690	$3,393,701,544	$—	$4,886,707,234
Consumer Staples	474,083,558	3,257,394,595	—	3,731,478,153
Energy	—	986,298,134	—	986,298,134
Financials	329,785,660	6,872,350,082	—	7,202,135,742
Health Care	—	1,642,743,934	—	1,642,743,934
Industrials	247,238,276	1,490,768,919	—	1,738,007,195
Information Technology	2,437,114,099	4,941,007,418	—	7,378,121,517
Materials	—	1,019,840,075	—	1,019,840,075
Preferred Stocks	28,302,829	455,657,525	99,999,991	583,960,345
Rights, Warrants and Certificates	7,661,496	—	—	7,661,496
Investment Company	887,647,597	—	—	887,647,597

Total Assets	$5,904,839,205	$24,059,762,226	$99,999,991	$30,064,601,422

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

41 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

42 OPPENHEIMER DEVELOPING MARKETS FUND

4. Investments and Risks (Continued)

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their

43 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended February 28, 2017		Year Ended August 31, 2016
	Shares	Amount	Shares	Amount

Class A
Sold	15,967,582	$536,315,555	39,268,453	$1,197,719,203
Dividends and/or distributions reinvested	392,726	12,555,451	916,052	28,699,912
Redeemed	(36,511,439)	(1,225,874,727)	(99,065,432)	(3,034,615,567)

Net decrease	(20,151,131)	$(677,003,721)	(58,880,927)	$(1,808,196,452)

Class B
Sold	2,324	$74,277	11,879	$362,839
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(666,571)	(21,527,249)	(1,366,134)	(40,137,271)

Net decrease	(664,247)	$(21,452,972)	(1,354,255)	$(39,774,432)

Class C
Sold	392,068	$12,362,321	1,013,974	$29,031,728
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(5,064,274)	(159,448,454)	(13,964,206)	(400,020,123)

Net decrease	(4,672,206)	$(147,086,133)	(12,950,232)	$(370,988,395)

Class I
Sold	62,079,875	$2,058,500,861	123,608,374	$3,688,685,107
Dividends and/or distributions reinvested	1,264,417	39,829,159	1,313,743	40,568,393
Redeemed	(36,333,613)	(1,202,629,313)	(95,644,252)	(2,887,889,980)

Net increase	27,010,679	$895,700,707	29,277,865	$841,363,520

44 OPPENHEIMER DEVELOPING MARKETS FUND

6. Shares of Beneficial Interest (Continued)

	Six Months Ended February 28, 2017		Year Ended August 31, 2016
	Shares	Amount	Shares	Amount

Class R
Sold	1,392,964	$44,784,124	3,166,750	$92,456,327
Dividends and/or distributions reinvested	1,493	45,922	39,402	1,187,966
Redeemed	(2,941,429)	(95,013,194)	(6,240,144)	(184,959,748)

Net decrease	(1,546,972)	$(50,183,148)	(3,033,992)	$(91,315,455)

Class Y
Sold	63,971,669	$2,120,356,834	145,426,473	$4,364,630,788
Dividends and/or distributions reinvested	1,955,138	61,625,966	3,050,890	94,272,517
Redeemed	(72,340,507)	(2,390,745,744)	(255,196,500)	(7,633,190,081)

Net decrease	(6,413,700)	$(208,762,944)	(106,719,137)	$(3,174,286,776)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$4,540,985,062	$4,822,730,793

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $250 million	1.00%
Next $250 million	0.95
Next $500 million	0.90
Next $6 billion	0.85
Next $3 billion	0.80
Next $20 billion	0.75
Next $15 billion	0.74
Over $45 billion	0.73

The Manager also provides investment management related services to the Subsidiary. Neither the Manager nor the Sub-Adviser receives advisory fees from the Subsidiary. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.78% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of

45 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	59,080
Accumulated Liability as of February 28, 2017	427,003

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

46 OPPENHEIMER DEVELOPING MARKETS FUND

8. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

February 28, 2017	$73,992	$2,527	$36,952	$4,884	$—

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $644,858 for IGMMF management fees.

47 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

48 OPPENHEIMER DEVELOPING MARKETS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”).    Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

49 OPPENHEIMER DEVELOPING MARKETS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Justin Leverenz and John Paul Lech, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the diversified emerging markets category. The Board noted that the Fund’s three-year, five-year and ten-year performance was better than its category median although its one-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load diversified emerging markets funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees and total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

50 OPPENHEIMER DEVELOPING MARKETS FUND

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

51 OPPENHEIMER DEVELOPING MARKETS FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

52 OPPENHEIMER DEVELOPING MARKETS FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Developing Markets Fund	12/2/16	96.2%	0.0%	3.8%

53 OPPENHEIMER DEVELOPING MARKETS FUND

OPPENHEIMER DEVELOPING MARKETS FUND

Trustee and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Justin Leverenz, Vice President
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All Rights reserved.

54 OPPENHEIMER DEVELOPING MARKETS FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

55 OPPENHEIMER DEVELOPING MARKETS FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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63 OPPENHEIMER DEVELOPING MARKETS FUND

OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information

and automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677
Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0785.001.0217 April 25, 2017

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/28/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Developing Markets Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/13/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/13/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	4/13/2017